Per Share Amounts	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Per Share Amounts

NOTE 17. PER SHARE AMOUNTS

The following tables reconcile net earnings attributable to shareholders of Precision Drilling Corporation and weighted average shares outstanding used in computing basic and diluted net earnings per share attributable to shareholders of Precision Drilling Corporation:

	2024	2023
Net earnings attributable to shareholders – basic	$111,195	$289,244
Effect of share options and other equity compensation plans	—	9,235
Net earnings attributable to shareholders – diluted	$111,195	$298,479

(Stated in thousands)	2024	2023
Weighted average shares outstanding – basic	14,229	13,754
Effect of share options and other equity compensation plans	5	1,533
Weighted average shares outstanding – diluted	14,234	15,287